UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 27, 2022

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2022, BeiGene, Ltd. (the “Company”) filed its 2021 Annual Report for the year ended December 31, 2021 (the “STAR Annual Report”) with the Science and Technology Innovation Board (the “STAR Market”) of the Shanghai Stock Exchange, which was prepared in accordance with the listing rules of the STAR Market and the applicable securities laws and regulations of the Peoples’ Republic of China (the “PRC” and the “PRC Securities Laws”).

As required by the PRC Securities Laws, the STAR Annual Report contains additional financial information of the Company regarding the Company’s gross profit margin ratio, research and development expenses allocated by key products and other research and development projects, and production, sales and inventory stock units of key products, for the year ended December 31, 2021 (the “Reporting Period”), prepared in accordance with the China Accounting Standards for Business Enterprises – Basic Standard (“CAS”) and other applicable PRC accounting rules, guidance and interpretations (together with CAS, “PRC GAAP”). As required by the PRC Securities Laws, the STAR Annual Report also contains financial information of the Company for the Reporting Period prepared in accordance with PRC GAAP. PRC GAAP are different from accounting principles generally accepted in the United States (“U.S. GAAP”). The financial information regarding the Company’s research and development expenses allocated by key products and other research and development projects for the Reporting Period and the Company’s production, sales and inventory stock units of key products for the Reporting Period prepared in accordance with U.S. GAAP as well as a summary of the material differences between PRC GAAP and U.S. GAAP are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The STAR Annual Report is available to the public in Chinese language only on the website maintained by the Shanghai Stock Exchange at www.sse.com.cn. The STAR Annual Report and the information contained on the Shanghai Stock Exchange’s website are not part of this Current Report on Form 8-K and shall not be deemed filed or furnished by the Company with the U.S. Securities and Exchange Commission, nor shall they be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The information in Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On April 27, 2022, the Company issued a press release announcing that the Independent Data Monitoring Committee (IDMC) determined at a pre-planned interim analysis that RATIONALE 306, a global Phase 3 trial of tislelizumab in combination with chemotherapy, had met the study’s primary endpoint of overall survival (OS) in patients with previously untreated advanced or metastatic esophageal squamous cell carcinoma (ESCC). A copy of this press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Financial Information, furnished herewith

99.2
Press release titled “Global Phase 3 Trial of BeiGene’s PD-1 Inhibitor, Tislelizumab, in Combination with Chemotherapy Meets Primary Endpoint in First-Line Advanced Esophageal Squamous Cell Carcinoma” issued by BeiGene, Ltd. on April 27, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

99.1	Financial Information, furnished herewith

99.2
Press release titled “Global Phase 3 Trial of BeiGene’s PD-1 Inhibitor, Tislelizumab, in Combination with Chemotherapy Meets Primary Endpoint in First-Line Advanced Esophageal Squamous Cell Carcinoma” issued by BeiGene, Ltd. on April 27, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: April 28, 2022	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel